Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2017

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements, include, but are not limited to:

▪	difficult conditions in global capital markets and the economy;

▪	deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;

▪	ratings downgrades could affect investment values and, therefore, statutory surplus;

▪	the adequacy of our loss reserves and loss expense reserves;

▪
the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, explosions, severe winter weather, floods, and fires;

▪	adverse market, governmental, regulatory, legal, or judicial conditions or actions;

▪	the concentration of our business in the Eastern Region;

▪	the cost and availability of reinsurance;

▪	our ability to collect on reinsurance and the solvency of our reinsurers;

▪	uncertainties related to insurance premium rate increases and business retention;

▪	changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;

▪	recent federal financial regulatory reform provisions that could pose certain risks to our operations;

▪	our ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s, and Fitch;

▪	our entry into new markets and businesses; and

▪
other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2017		2017	2017	2017	2016	2017	2016

For Period Ended
Gross premiums written	$642.3		715.4	712.9	689.5	602.3	2,760.1	2,606.0
Net premiums written	553.8		604.3	613.8	598.7	515.0	2,370.6	2,237.3
Change in net premiums written, from comparable prior year period	8%		4	6	6	9	6	8

Underwriting income, before-tax	$42.4		32.4	30.3	49.2	35.2	154.3	151.9
Net investment income earned, before-tax	42.6		40.4	41.4	37.4	35.4	161.9	130.8
Net realized investment (losses) gains, before-tax	(1.1)		6.8	1.7	(1.0)	(7.7)	6.4	(4.9)

Net income	$30.2		46.7	41.4	50.4	39.4	168.8	158.5
Non-GAAP operating income*	51.2		42.3	40.3	51.1	44.4	184.9	161.7

At Period End
Total assets	7,686.4		7,812.1	7,528.2	7,404.1	7,355.8	7,686.4	7,355.8
Total invested assets	5,685.2		5,710.8	5,503.0	5,460.8	5,364.9	5,685.2	5,364.9
Stockholders' equity	1,713.0		1,699.4	1,652.6	1,592.6	1,531.4	1,713.0	1,531.4
Shares outstanding	58.5		58.4	58.4	58.2	58.0	58.5	58.0

Per Share and Share Data
Net income per diluted share	$0.51		0.79	0.70	0.85	0.67	2.84	2.70
Non-GAAP operating income per diluted share*	0.86		0.72	0.68	0.86	0.75	3.11	2.75

Weighted average diluted shares outstanding	59.5		59.3	59.2	59.1	58.9	59.4	58.7

Book value per share	$29.28		29.10	28.32	27.34	26.42	29.28	26.42

Dividends paid per share	0.18		0.16	0.16	0.16	0.16	0.66	0.61

Financial Ratios
Loss and loss expense ratio	57.8%		60.2	60.2	56.6	58.4	58.7	57.4
Underwriting expense ratio	34.7		33.9	34.2	34.6	35.2	34.4	35.3
Dividends to policyholders ratio	0.3		0.2	0.3	—	—	0.2	0.2
GAAP combined ratio	92.8%		94.3	94.7	91.2	93.6	93.3	92.9

Annualized ROE	7.1		11.2	10.2	12.9	10.1	10.4	10.8

Annualized non-GAAP operating ROE*	12.0		10.1	9.9	13.1	11.4	11.4	11.0

Debt to total capitalization	20.4		20.5	21.0	21.6	22.3	20.4	22.3

Net premiums written to policyholders' surplus	1.4	x	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x

Invested assets per dollar of stockholders' equity	$3.32		3.36	3.33	3.43	3.50	3.32	3.50

* Non-GAAP measure. Refer to Page 16 for definition.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2017	2017	2017	2017	2016	2017	2016

Revenues
Net premiums earned	$590.1	572.1	568.0	560.9	552.8	2,291.0	2,149.6
Net investment income earned	42.6	40.4	41.4	37.4	35.4	161.9	130.8
Net realized investment (losses) gains	(1.0)	6.9	3.0	2.4	(3.7)	11.2	3.6
Other-than-temporary impairments	(0.1)	(0.1)	(1.2)	(3.5)	(4.0)	(4.8)	(8.5)
Other income	2.2	2.0	3.3	3.2	1.9	10.7	8.9
Total revenues	633.7	621.3	614.5	600.5	582.4	2,470.0	2,284.3

Expenses
Losses and loss expenses incurred	341.5	344.6	341.6	317.5	322.9	1,345.1	1,234.8
Amortization of deferred policy acquisition costs	119.2	118.1	116.6	115.4	115.8	469.2	450.3
Other insurance expenses	89.3	78.9	82.9	82.1	80.7	333.1	321.4
Interest expense	6.1	6.1	6.1	6.1	5.8	24.4	22.8
Corporate expenses	9.6	6.3	8.5	11.9	6.8	36.3	35.0
Total expenses	565.6	554.0	555.6	532.9	532.0	2,208.0	2,064.3

Income before federal income taxes	68.2	67.3	58.9	67.6	50.3	262.0	220.0
Federal income tax expense	37.9	20.6	17.5	17.1	11.0	93.1	61.5

Net Income	$30.2	46.7	41.4	50.4	39.4	168.8	158.5

Exclude: Net realized investment losses (gains), after tax	0.7	(4.4)	(1.1)	0.7	5.0	(4.1)	3.2

Exclude: Tax reform impact	20.2	—	—	—	—	20.2	—

Non-GAAP operating income*	$51.2	42.3	40.3	51.1	44.4	184.9	161.7

Weighted average shares outstanding (diluted)	59.5	59.3	59.2	59.1	58.9	59.4	58.7

Net income per share (diluted)	$0.51	0.79	0.70	0.85	0.67	2.84	2.70

Non-GAAP operating income per share (diluted)*	$0.86	0.72	0.68	0.86	0.75	3.11	2.75

* Non-GAAP measure. Refer to Page 16 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2017	2017	2017	2017	2016

ASSETS
Investments
Fixed income securities, held-to-maturity, at carrying value	$42.1	65.0	72.5	84.8	101.6
Fixed income securities, available-for-sale, at fair value	5,162.5	5,133.4	5,018.7	4,867.0	4,792.5
Equity securities, available-for-sale, at fair value	182.7	175.3	161.7	154.9	146.8
Short-term investments	165.6	216.3	133.7	247.2	221.7
Other investments	132.3	120.8	116.4	106.8	102.4
Total investments	5,685.2	5,710.8	5,503.0	5,460.8	5,364.9
Cash	0.5	0.7	8.6	0.5	0.5
Interest and dividends due or accrued	40.9	40.8	40.2	40.2	40.2
Premiums receivable, net of allowance	747.0	769.8	764.3	707.7	681.6
Reinsurance recoverable, net of allowance	594.8	661.2	601.9	580.4	621.5
Prepaid reinsurance premiums	153.5	161.4	151.9	145.4	146.3
Current federal income tax	3.2	—	—	—	2.5
Deferred federal income tax	32.0	52.9	60.4	72.2	84.8
Property and equipment, net of accumulated depreciation and amortization	64.0	66.3	66.3	68.5	69.6
Deferred policy acquisition costs	235.1	242.2	234.9	227.6	222.6
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	122.4	98.2	88.8	92.9	113.5
Total assets	$7,686.4	7,812.1	7,528.2	7,404.1	7,355.8

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for losses and loss expenses	$3,771.2	3,835.8	3,731.2	3,679.5	3,691.7
Unearned premiums	1,349.6	1,393.8	1,352.1	1,299.8	1,262.8
Long-term debt	439.1	439.0	438.9	438.8	438.7
Current federal income tax	—	6.7	2.1	11.6	—
Accrued salaries and benefits	131.9	113.1	103.2	96.3	132.9
Other liabilities	281.6	324.3	248.2	285.6	298.4
Total liabilities	$5,973.5	6,112.8	5,875.6	5,811.5	5,824.5

Stockholder's Equity
Preferred stock of $0 par value per share	$—	—	—	—	—
Common stock of $2 par value per share	204.6	204.4	204.3	204.1	203.2
Additional paid-in capital	367.7	362.7	360.0	354.2	347.3
Retained earnings	1,698.6	1,679.0	1,641.8	1,609.9	1,568.9
Accumulated other comprehensive income (loss)	20.2	31.3	24.5	2.1	(16.0)
Treasury stock, at cost	(578.1)	(578.1)	(578.0)	(577.7)	(572.1)
Total stockholders' equity	$1,713.0	1,699.4	1,652.6	1,592.6	1,531.4
Commitments and contingencies

Total liabilities and stockholders' equity	$7,686.4	7,812.1	7,528.2	7,404.1	7,355.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2017	2017	2017	2017	2016	2017	2016

Book value per share
Stockholders' equity	$1,713.0	1,699.4	1,652.6	1,592.6	1,531.4	1,713.0	1,531.4
Common shares issued and outstanding, at period end	58.5	58.4	58.4	58.2	58.0	58.5	58.0
Book value per share	$29.28	29.10	28.32	27.34	26.42	29.28	26.42
Book value per share excluding unrealized gain on fixed income securities	28.34	27.92	27.25	26.65	25.98	28.34	25.98

Financial results (after-tax)
Underwriting income	27.5	21.1	19.7	32.0	22.9	100.3	98.8
Net investment income	31.2	29.6	30.3	27.5	26.4	118.5	98.4
Interest expense	(4.0)	(4.0)	(4.0)	(4.0)	(3.8)	(15.8)	(14.8)
Corporate expense	(3.6)	(4.4)	(5.8)	(4.4)	(1.1)	(18.1)	(20.7)
Net realized (losses) gains	(0.7)	4.4	1.1	(0.7)	(5.0)	4.1	(3.2)
Tax reform adjustment	(20.2)	—	—	—	—	(20.2)	—
Total after-tax net income	30.2	46.7	41.4	50.4	39.4	168.8	158.5

Return on average equity
Insurance segments	6.5%	5.0	4.9	8.2	5.9	6.2	6.7
Net investment income	7.3	7.1	7.5	7.0	6.8	7.3	6.7
Interest expense	(0.9)	(0.9)	(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
Corporate expense	(0.9)	(1.1)	(1.5)	(1.1)	(0.3)	(1.1)	(1.4)
Net realized (losses) gains, net of tax at 35%	(0.2)	1.1	0.3	(0.2)	(1.3)	0.2	(0.2)
Tax reform adjustment	(4.7)	—	—	—	—	(1.2)	—
Annualized ROE	7.1	11.2	10.2	12.9	10.1	10.4	10.8
Exclude: Net realized losses (gains), net of tax at 35%	0.2	(1.1)	(0.3)	0.2	1.3	(0.2)	0.2
Exclude: Tax reform adjustment	4.7	—	—	—	—	1.2	—
Annualized Non-GAAP Operating ROE*	12.0%	10.1	9.9	13.1	11.4	11.4	11.0

Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.7	49.7	49.7	49.7	49.6	49.7	49.6
6.70% Senior Notes	99.0	99.0	99.0	99.0	99.0	99.0	99.0
5.875% Senior Notes	180.4	180.3	180.2	180.2	180.1	180.4	180.1
Total debt	439.1	439.0	438.9	438.8	438.7	439.1	438.7
Stockholders' equity	1,713.0	1,699.4	1,652.6	1,592.6	1,531.4	1,713.0	1,531.4
Total capitalization	$2,152.1	2,138.4	2,091.5	2,031.4	1,970.1	2,152.1	1,970.1
Ratio of debt to total capitalization	20.4%	20.5	21.0	21.6	22.3	20.4	22.3

Policyholders' surplus	$1,672.9	1,684.4	1,653.2	1,622.3	1,583.8	1,672.9	1,583.8

* Non-GAAP measure. Refer to Page 16 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2017		2017	2017	2017	2016	2017	2016

Underwriting results
Net premiums written	$553.8		604.3	613.8	598.7	515.0	2,370.6	2,237.3
Change in net premiums written, from comparable prior year period	8%		4	6	6	9	6	8

Net premiums earned	$590.1		572.1	568.0	560.9	552.8	2,291.0	2,149.6
Losses and loss expenses incurred	341.5		344.6	341.6	317.5	322.9	1,345.1	1,234.8
Net underwriting expenses incurred	204.5		194.0	194.2	194.3	194.8	787.0	759.2
Dividends to policyholders	1.8		1.0	1.9	(0.1)	(0.2)	4.6	3.6
GAAP underwriting gain	$42.4		32.4	30.3	49.2	35.2	154.3	151.9

Catastrophe losses	$2.0		23.7	29.3	12.2	26.6	67.3	59.7
(Favorable) prior years' casualty reserve development	(10.0)		(9.9)	(14.3)	(14.4)	(23.0)	(48.6)	(69.0)

Underwriting ratios
Loss and loss expense ratio	57.8%		60.2	60.2	56.6	58.4	58.7	57.4
Underwriting expense ratio	34.7		33.9	34.2	34.6	35.2	34.4	35.3
Dividends to policyholders ratio	0.3		0.2	0.3	—	—	0.2	0.2
Combined ratio	92.8%		94.3	94.7	91.2	93.6	93.3	92.9

Catastrophe losses	0.3	pts	4.1	5.2	2.2	4.8	2.9	2.8
(Favorable) prior years' casualty reserve development	(1.7)	pts	(1.7)	(2.5)	(2.6)	(4.2)	(2.1)	(3.2)
Combined ratio before catastrophe losses	92.5%		90.2	89.5	89.0	88.8	90.4	90.1

Combined ratio before catastrophe losses and prior years' casualty development	94.2		91.9	92.0	91.6	93.0	92.5	93.3

Other Statistics
Non-catastrophe property losses	$87.1		71.8	73.3	71.4	70.0	303.7	279.2
Non-catastrophe property losses	14.8	pts	12.6	12.9	12.7	12.7	13.3	13.0
Direct new business	$117.6		131.1	136.1	124.7	123.8	509.5	497.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2017		2017	2017	2017	2016	2017	2016

Underwriting results
Net premiums written	$424.2		472.1	478.9	483.5	392.2	1,858.7	1,745.8
Change in net premiums written, from comparable prior year period	8%		5	7	6	10	6	9

Net premiums earned	$461.2		445.3	443.6	438.4	429.7	1,788.5	1,665.5
Losses and loss expenses incurred	258.8		254.9	252.9	241.6	230.3	1,008.2	913.5
Net underwriting expenses incurred	163.8		154.0	154.0	154.4	154.4	626.2	601.9
Dividends to policyholders	1.8		1.0	1.9	(0.1)	(0.2)	4.6	3.6
GAAP underwriting gain	$36.9		35.3	34.8	42.5	45.2	149.5	146.4

Catastrophe losses	$1.9		14.3	17.0	6.9	13.6	40.0	35.0
(Favorable) prior years' casualty reserve development	(13.0)		(19.9)	(17.3)	(16.4)	(28.5)	(66.6)	(77.5)

Underwriting ratios
Loss and loss expense ratio	56.1%		57.3	57.1	55.1	53.6	56.3	54.8
Underwriting expense ratio	35.5		34.6	34.7	35.2	35.9	35.0	36.2
Dividends to policyholders ratio	0.4		0.2	0.4	—	—	0.3	0.2
Combined ratio	92.0%		92.1	92.2	90.3	89.5	91.6	91.2

Catastrophe losses	0.4	pts	3.2	3.8	1.6	3.2	2.2	2.1
(Favorable) prior years' casualty reserve development	(2.8)	pts	(4.5)	(3.9)	(3.7)	(6.6)	(3.7)	(4.7)
Combined ratio before catastrophe losses	91.6%		88.9	88.4	88.7	86.3	89.4	89.1

Combined ratio before catastrophe losses and prior years' casualty development	94.4		93.4	92.3	92.4	92.9	93.1	93.8

Other Statistics
Non-catastrophe property losses	$57.9		49.1	48.2	49.8	45.6	204.9	182.4
Non-catastrophe property losses	12.5	pts	11.0	10.9	11.4	10.6	11.5	11.0
Direct new business	$83.8		96.9	98.0	89.5	85.2	368.2	357.6
Renewal pure price increases	2.9%		2.7	3.1	3.0	2.7	2.9	2.6
Retention	84%		85	83	85	84	83	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2017								Quarter Ended December 31, 2016
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$75.2	69.8	133.1	107.4	26.6	7.9	4.2	424.2	70.4	67.8	121.8	96.3	25.4	6.4	4.0	392.2
Net premiums earned	79.3	81.6	146.7	115.7	25.4	8.2	4.4	461.2	75.6	78.4	136.5	104.0	24.7	6.3	4.2	429.7

Loss and loss expense ratio	41.3%	33.8	54.9	87.4	60.5	16.7	0.2	56.1	43.9	43.4	47.3	77.3	76.7	(11.9)	0.5	53.6
Underwriting expense ratio	39.6	28.5	36.3	33.0	41.0	57.8	60.1	35.5	40.0	28.5	36.0	34.0	41.6	69.4	59.7	35.9
Dividend ratio	0.1	2.0	—	—	—	—	—	0.4	(0.2)	0.5	(0.2)	(0.2)	—	—	—	—
Combined ratio	81.0%	64.3	91.2	120.4	101.5	74.5	60.3	92.0	83.7	72.4	83.1	111.1	118.3	57.5	60.2	89.5

Underwriting gain (loss)	$15.1	29.1	12.9	(23.6)	(0.4)	2.1	1.7	36.9	12.3	21.6	23.0	(11.5)	(4.5)	2.7	1.7	45.2

	Year-to-Date December 31, 2017								Year-to-Date December 31, 2016
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$322.3	323.3	594.8	465.6	102.5	32.5	17.7	1,858.7	308.1	319.8	553.6	422.0	99.5	25.9	16.8	1,745.8
Net premiums earned	311.9	318.0	569.2	442.8	100.3	29.1	17.2	1,788.5	293.4	308.2	527.9	398.9	97.8	23.2	16.0	1,665.5

Loss and loss expense ratio	51.4%	50.9	46.8	81.6	54.8	10.3	0.1	56.3	45.8	51.8	48.0	76.2	60.9	11.5	0.2	54.8
Underwriting expense ratio	38.4	28.1	35.9	33.2	38.1	60.5	57.8	35.0	39.6	29.3	36.9	34.5	39.1	64.7	58.8	36.2
Dividend ratio	(0.1)	1.6	—	(0.1)	—	—	—	0.3	0.2	0.7	0.1	0.1	—	—	—	0.2
Combined ratio	89.7%	80.6	82.7	114.7	92.9	70.8	57.9	91.6	85.6	81.8	85.0	110.8	100.0	76.2	59.0	91.2

Underwriting gain (loss)	$32.0	61.7	98.2	(65.3)	7.2	8.5	7.2	149.5	42.3	56.1	79.1	(43.2)	—	5.5	6.6	146.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2017		2017	2017	2017	2016	2017	2016

Underwriting results
Net premiums written	$72.8		81.2	78.1	64.7	68.1	296.8	281.8
Change in net premiums written, from comparable prior year period	7%		7	3	4	3	5	(1)

Net premiums earned	$74.2		72.6	71.7	71.2	70.9	289.7	280.6
Losses and loss expenses incurred	48.2		42.1	54.7	44.3	54.3	189.3	177.7
Net underwriting expenses incurred	22.5		22.3	22.7	21.8	23.2	89.3	90.4
GAAP underwriting gain (loss)	$3.6		8.2	(5.8)	5.1	(6.6)	11.1	12.4

Catastrophe losses	$0.7		2.2	9.4	3.9	11.4	16.1	18.2
Unfavorable prior years' casualty reserve development	3.0		—	3.0	2.0	2.5	8.0	2.5

Underwriting ratios
Loss and loss expense ratio	64.9%		58.0	76.3	62.2	76.5	65.4	63.3
Underwriting expense ratio	30.3		30.7	31.7	30.6	32.8	30.8	32.3
Combined ratio	95.2%		88.7	108.0	92.8	109.3	96.2	95.6

Catastrophe losses	1.0	pts	3.0	13.0	5.5	16.0	5.6	6.5
Unfavorable prior years' casualty reserve development	4.0	pts	—	4.2	2.8	3.5	2.8	0.9
Combined ratio before catastrophe losses	94.2%		85.7	95.0	87.3	93.3	90.6	89.1

Combined ratio before catastrophe losses and prior years' casualty development	90.2		85.7	90.8	84.5	89.8	87.8	88.2

Other Statistics
Non-catastrophe property losses	$20.8		19.1	20.0	16.3	17.6	76.2	71.2
Non-catastrophe property losses	28.0	pts	26.3	27.9	22.9	24.8	26.3	25.4
Direct new business	$12.7		13.6	13.2	11.4	10.7	50.9	39.7
Renewal pure price increases	3.7%		3.1	2.6	2.7	4.1	3.0	4.8
Retention	84%		84	84	84	84	84	82

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2017				Quarter Ended December 31, 2016
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$39.9	30.8	2.0	72.8	35.3	30.8	1.9	68.1
Net premiums earned	39.9	32.3	2.0	74.2	36.4	32.6	1.9	70.9

Loss and loss expense ratio	84.7%	43.1	22.0	64.9	82.2	74.0	13.0	76.5
Underwriting expense ratio	32.5	33.9	(73.1)	30.3	38.0	38.7	(169.7)	32.8
Combined ratio	117.2%	77.0	(51.1)	95.2	120.2	112.7	(156.7)	109.3

Underwriting (loss) gain	$(6.9)	7.4	3.0	3.6	(7.3)	(4.1)	4.9	(6.6)

	Year-to-Date December 31, 2017				Year-to-Date December 31, 2016
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$160.9	128.8	7.1	296.8	145.4	129.5	6.9	281.8
Net premiums earned	153.1	129.7	6.9	289.7	142.9	131.0	6.8	280.6

Loss and loss expense ratio	78.2%	53.1	9.6	65.4	73.8	54.5	12.5	63.3
Underwriting expense ratio	34.6	35.1	(134.3)	30.8	36.7	37.4	(162.6)	32.3
Combined ratio	112.8%	88.2	(124.7)	96.2	110.5	91.9	(150.1)	95.6

Underwriting (loss) gain	$(19.6)	15.3	15.4	11.1	(15.1)	10.6	16.9	12.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2017		2017	2017	2017	2016	2017	2016

Underwriting results
Net premiums written	$56.9		51.0	56.8	50.5	54.8	215.1	209.7
Change in net premiums written, from comparable prior year period	4%		(4)	6	4	6	3	11

Net premiums earned	$54.6		54.2	52.8	51.2	52.1	212.8	203.5
Losses and loss expenses incurred	34.5		47.6	34.0	31.6	38.3	147.6	143.5
Net underwriting expenses incurred	18.3		17.7	17.5	18.1	17.3	71.5	66.9
GAAP underwriting gain (loss)	$1.9		(11.1)	1.3	1.6	(3.5)	(6.3)	(6.9)

Catastrophe losses	$(0.6)		7.3	3.0	1.4	1.6	11.2	6.5
Unfavorable prior years' casualty reserve development	—		10.0	—	—	3.0	10.0	6.0

Underwriting ratios
Loss and loss expense ratio	63.0%		87.8	64.4	61.7	73.5	69.4	70.5
Underwriting expense ratio	33.5		32.6	33.1	35.2	33.1	33.6	32.9
Combined ratio	96.5%		120.4	97.5	96.9	106.6	103.0	103.4

Catastrophe losses	(1.0)	pts	13.5	5.7	2.7	3.1	5.3	3.2
Unfavorable prior years' casualty reserve development	—	pts	18.4	—	—	5.8	4.7	2.9
Combined ratio before catastrophe losses	97.5%		106.9	91.8	94.2	103.5	97.7	100.2

Combined ratio before catastrophe losses and prior years' casualty development	97.5		88.5	91.8	94.2	97.7	93.0	97.3

Other Statistics
Non-catastrophe property losses	$8.5		3.7	5.1	5.3	6.8	22.6	25.6
Non-catastrophe property losses	15.5	pts	6.8	9.7	10.3	13.0	10.6	12.6
Direct new business	$21.2		20.6	24.9	23.8	27.9	90.5	100.0
Overall new/renewal price increases	3.3%		3.2	3.7	7.1	4.6	5.0	4.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2017			Quarter Ended December 31, 2016
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$42.3	14.6	56.9	41.7	13.1	54.8
Net premiums earned	40.3	14.3	54.6	38.9	13.3	52.1

Loss and loss expense ratio	63.7%	61.4	63.0	75.2	68.7	73.5
Underwriting expense ratio	33.5	33.2	33.5	33.3	32.6	33.1
Combined ratio	97.2%	94.6	96.5	108.5	101.3	106.6

Underwriting gain (loss)	$1.1	0.8	1.9	(3.3)	(0.2)	(3.5)

	Year-to-Date December 31, 2017			Year-to-Date December 31, 2016
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$158.8	56.3	215.1	156.6	53.0	209.7
Net premiums earned	157.4	55.5	212.8	151.6	51.8	203.5

Loss and loss expense ratio	70.2%	67.2	69.4	71.8	66.9	70.5
Underwriting expense ratio	33.3	34.3	33.6	32.6	33.5	32.9
Combined ratio	103.5%	101.5	103.0	104.4	100.4	103.4

Underwriting loss	$(5.5)	(0.8)	(6.3)	(6.7)	(0.2)	(6.9)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2017	2017	2017	2017	2016	2017	2016

Net investment income
Fixed income securities
Taxable	$29.6	29.1	28.4	27.5	23.9	114.5	88.5
Tax-exempt	10.2	9.8	9.3	9.4	9.6	38.7	40.8
Total fixed income securities	39.8	38.9	37.7	36.9	33.5	153.2	129.3
Equity securities	2.0	1.6	1.4	1.5	1.4	6.4	7.4
Other investments	3.4	2.7	5.2	1.6	3.0	12.9	2.9
Short-term investments	0.5	0.4	0.4	0.3	0.2	1.5	0.7
Investment income	45.6	43.5	44.7	40.2	38.1	174.1	140.3
Investment expenses	(3.1)	(3.1)	(3.3)	(2.8)	(2.6)	(12.2)	(9.5)
Investment tax expense	(11.4)	(10.9)	(11.1)	(10.0)	(9.0)	(43.4)	(32.3)
Total net investment income, after-tax	$31.2	29.6	30.3	27.5	26.4	118.5	98.4

Net realized capital (losses) gains
Fixed income securities	$0.4	2.0	2.6	2.0	(6.8)	6.9	(3.7)
Equity securities	(0.6)	4.9	0.3	—	3.1	4.6	7.2
Short-term investments	—	—	—	—	—	—	—
Other investments	(0.8)	—	—	0.5	—	(0.4)	—
Gross (losses) gains	(1.0)	6.9	3.0	2.4	(3.7)	11.2	3.6
Other-than-temporary impairment losses	(0.1)	(0.1)	(1.2)	(3.5)	(4.0)	(4.8)	(8.5)
Total net realized capital (losses) gains, before-tax	$(1.1)	6.8	1.7	(1.0)	(7.7)	6.4	(4.9)

Change in unrealized (losses) gains, before-tax	$(11.3)	10.0	34.0	27.2	(110.0)	59.9	(4.4)

Average investment yields
Fixed income securities, before-tax	3.1%	3.0	3.0	3.0	2.7	3.0	2.7
Fixed income securities, after-tax	2.2	2.2	2.2	2.2	2.0	2.2	2.0

Total portfolio, before-tax	3.0%	2.9	3.0	2.8	2.6	2.9	2.5
Total portfolio, after-tax	2.2	2.1	2.2	2.0	2.0	2.1	1.9

Effective tax rate on net investment income	26.8%	26.8	26.9	26.6	25.5	26.8	24.7
New money purchase rates for fixed income securities, before-tax	2.9	3.2	3.0	3.1	3.0	3.1	3.0
New money purchase rates for fixed income securities, after-tax	2.1	2.3	2.2	2.1	2.1	2.1	2.1
Effective duration of fixed income portfolio including short term (in years)	3.7	3.6	3.7	3.6	3.6	3.7	3.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2017		2017		2017		2017		2016
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$5,206.6	92%	5,201.1	91	5,094.3	93	4,955.4	91	4,897.8	91
Equity securities, at fair value	182.7	3	175.3	3	161.7	3	154.9	3	146.8	3
Other investments	132.3	2	120.8	2	116.4	2	106.8	2	102.4	2
Short-term investments	165.6	3	216.3	4	133.7	2	247.2	5	221.7	4
Total investments	$5,687.1	100%	5,713.6	100	5,506.1	100	5,464.3	100	5,368.6	100

Fixed income portfolio, at carry value
U.S. government obligations	$49.7	1%	59.6	1	68.0	1	88.3	2	77.3	2
Foreign government obligations	18.6	—	18.8	—	18.7	—	32.6	1	26.9	1
Obligations of state and political subdivisions	1,608.2	31	1,526.6	29	1,458.7	29	1,349.9	27	1,457.4	30
Corporate securities	1,634.4	31	1,812.1	35	1,840.1	36	1,850.2	37	2,020.3	41
Collateralized loan obligations and other asset-backed securities	795.5	15	754.0	15	702.5	14	678.4	14	529.0	11
Residential mortgage-backed securities	714.9	14	719.2	14	724.0	14	688.6	14	525.2	11
Commercial mortgage-backed securities	383.4	7	308.1	6	279.2	6	263.8	5	258.0	5
Total fixed income securities	$5,204.7	100%	5,198.4	100	5,091.2	100	4,951.8	100	4,894.1	100

Weighted average credit quality
Investment grade credit quality	$5,055.6	97%	5,047.1	97	4,944.2	97	4,807.3	97	4,747.7	97
Non-investment grade credit quality	151.0	3	154.0	3	150.1	3	148.1	3	150.0	3
Total fixed income securities, at fair value	$5,206.6	100%	5,201.1	100	5,094.3	100	4,955.4	100	4,897.8	100

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$326.9	6%	364.9	7	341.0	7	371.4	8	429.6	9
Due after one year through five years	2,122.6	41	2,178.3	42	2,124.7	42	2,026.9	41	2,179.1	45
Due after five years through 10 years	2,518.4	48	2,386.0	46	2,388.0	47	2,302.5	47	2,099.2	43
Due after 10 years	236.8	5	269.3	5	237.6	5	251.0	5	186.2	4
Total fixed income securities	$5,204.7	100%	5,198.4	100	5,091.2	100	4,951.8	100	4,894.1	100

Alternative investments	December 31, 2017
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	28	$203.5	99.0	52.3
Private credit	13	172.3	95.0	37.7
Real assets	9	101.0	27.0	25.4
Total	50	$476.7	221.0	115.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

COMBINED INSURANCE COMPANY SUBSIDIARIES
STATUTORY RESULTS BY LINE OF BUSINESS
Quarter Ended December 31, 2017
(Unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$30,832	0.1%	$32,317	(1.0)%	35.0	8.0	35.6	—	78.6	110.8	$7,442
Auto	39,917	13.0	39,922	9.8	79.5	5.2	32.5	—	117.2	117.5	(6,863)
Other (including flood)	2,028	6.4	1,988	4.2	51.9	(29.8)	(80.4)	—	(58.3)	(98.5)	3,178
Total	$72,777	6.9	$74,227	4.7	59.4	5.4	30.7	—	95.5	108.5	$3,757

Standard Commercial Lines:

Commercial property	$75,205	6.8	$79,338	4.9	35.8	5.4	38.8	0.1	80.1	82.6	$17,354
Workers compensation	69,817	3.0	81,616	4.1	25.6	8.4	31.6	2.0	67.6	74.7	30,197
General liability	133,100	9.3	146,671	7.4	41.4	13.6	37.3	—	92.3	83.8	16,360
Auto	107,423	11.6	115,662	11.2	77.2	10.3	33.2	—	120.7	110.8	(21,191)
Businessowners' policies	26,550	4.4	25,413	2.7	57.4	3.1	36.2	—	96.7	113.4	419
Bonds	7,882	22.4	8,182	29.8	10.9	5.8	56.5	—	73.2	49.5	2,360
Other	4,242	6.8	4,359	4.7	—	0.2	57.6	—	57.8	57.6	1,903
Total	$424,219	8.2	$461,241	7.3	46.5	9.6	36.1	0.4	92.6	89.5	$47,402

E&S	$56,850	3.7	$54,620	4.8	46.8	16.3	31.5	—	94.6	105.5	$2,223

Total Insurance Operations	$553,846	7.5	$590,088	6.8	48.2	9.7	34.9	0.3	93.1	93.4	$53,382

Note: Amounts may not foot due to rounding.

		2017	2016
	Losses Paid	$289,609	247,144
	LAE Paid	54,528	51,339
	Total Paid	$344,137	298,483

Selective Insurance Group, Inc. & Consolidated Subsidiaries

COMBINED INSURANCE COMPANY SUBSIDIARIES
STATUTORY RESULTS BY LINE OF BUSINESS
Year-to-Date Ended December 31, 2017
(Unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$128,825	(0.5)%	$129,699	(1.0)%	44.6	8.5	35.3	—	88.4	91.7	$15,409
Auto	160,862	10.6	153,147	7.2	68.9	9.3	32.7	—	110.9	109.3	(19,289)
Other (including flood)	7,088	3.0	6,855	1.4	60.3	(50.8)	(129.4)	—	(119.9)	(133.0)	15,374
Total	$296,775	5.3	$289,701	3.2	57.9	7.5	29.9	—	95.3	95.2	$11,494

Standard Commercial lines:

Commercial property	$322,343	4.6	$311,932	6.3	46.2	5.3	37.7	(0.1)	89.1	84.3	$30,177
Workers compensation	323,263	1.1	317,982	3.2	38.6	12.2	28.0	1.6	80.4	80.7	60,922
General liability	594,816	7.4	569,217	7.8	34.6	12.3	34.9	—	81.8	83.8	94,893
Auto	465,621	10.3	442,818	11.0	71.5	10.2	31.9	(0.1)	113.5	109.3	(66,962)
Businessowners' policies	102,473	3.0	100,266	2.6	45.6	9.2	37.3	—	92.1	99.4	7,076
Bonds	32,523	25.4	29,086	25.2	4.2	6.1	54.4	—	64.7	69.3	8,384
Other	17,696	5.3	17,198	7.3	—	0.2	57.0	—	57.2	57.1	7,071
Total	$1,858,735	6.5	$1,788,499	7.4	46.2	10.1	34.1	0.3	90.7	89.9	$141,561

E&S	$215,131	2.6	$212,827	4.6	53.9	15.5	32.6	—	102.0	102.1	$(5,062)

Total Insurance Operations	$2,370,641	6.0	$2,291,027	6.6	48.4	10.3	33.5	0.2	92.4	91.8	$147,993

Note: Amounts may not foot due to rounding.

		2017	2016
	Losses Paid	$1,034,573	925,574
	LAE Paid	205,915	196,843
	Total Paid	$1,240,488	1,122,417

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2017	2017	2017	2017	2016	2017	2016

Reconciliation of net income to non-GAAP operating income
Net income	$30.2	46.7	41.4	50.4	39.4	168.8	158.5
Exclude: Net realized losses (gains)	1.1	(6.8)	(1.7)	1.0	7.7	(6.4)	4.9
Exclude: Tax on net realized (losses) gains	(0.3)	2.4	0.6	(0.4)	(2.7)	2.3	(1.7)
Exclude: Tax reform impact	20.2	—	—	—	—	20.2	—
Non-GAAP operating income	$51.2	42.3	40.3	51.1	44.4	184.9	161.7

Reconciliation of net income per diluted share to non-GAAP operating income per diluted share
Net income per diluted share	$0.51	0.79	0.70	0.85	0.67	2.84	2.70
Exclude: Net realized losses (gains)	0.02	(0.11)	(0.03)	0.02	0.13	(0.11)	0.08
Exclude: Tax on net realized (losses) gains	(0.01)	0.04	0.01	(0.01)	(0.05)	0.04	(0.03)
Exclude: Tax reform impact	0.34	—	—	—	—	0.34	—
Non-GAAP operating income per diluted share	$0.86	0.72	0.68	0.86	0.75	3.11	2.75

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	7.1%	11.2	10.2	12.9	10.1	10.4	10.8
Exclude: Net realized losses (gains)	0.3	(1.6)	(0.4)	0.3	2.0	(0.4)	0.3
Exclude: Tax on net realized (losses) gains	(0.1)	0.5	0.1	(0.1)	(0.7)	0.2	(0.1)
Exclude: Tax reform impact	4.7	—	—	—	—	1.2	—
Annualized non-GAAP operating ROE	12.0%	10.1	9.9	13.1	11.4	11.4	11.0

Non-GAAP operating income, non-GAAP operating earnings per share, and non-GAAP operating return on equity differ from net income, earnings per share, and return on equity, respectively, by the exclusion of after-tax net realized gains and losses on investments, the deferred tax write-off that was recognized in 2017 in relation to tax reform, and the results of discontinued operations, if any. They are used as important financial measures by management, analysts, and investors, because the realization of net investment gains and losses in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, the deferred tax write-off, as well as other-than-temporary investment impairments that are charged to earnings and the results of discontinued operations, could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, earnings per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, earnings per share, and return on equity to non-GAAP operating income, non-GAAP operating earnings per share, and non-GAAP operating return on equity, respectively, are provided in the tables above. Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners Accounting Practices and Procedures Manual and, therefore, is not reconciled to GAAP.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2017
40 Wantage Avenue		A.M. Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	Wells Fargo Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Assistant Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com